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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): October 2, 2002


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-19, Mortgage Pass-Through Certificates, Series 2002-19).


                                   CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                   333-92152               95-4449516
   ----------------------------        ---------           -----------------
   (State of Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)

         4500 Park Granada
       Calabasas, California                                    91302
   ----------------------------                          --------------------
       (Address of Principal                                 (Zip Code)
        Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240

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Item 5.       Other Events.
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Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-19, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MERRILL"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "MERRILL Computational Materials") for distribution to its potential investors. Although the Company provided MERRILL with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the MERRILL Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The MERRILL Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated October 2, 2002.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 24, 2002 and the prospectus supplement dated September 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-19.




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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1 MERRILL Computational  Materials filed on Form SE dated October 2,
     2002





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                                    Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWMBS, INC.




                                           By: / s / Darren Bigby
                                               ------------------------
                                           Darren Bigby
                                           Vice President


Dated:  October 2, 2002



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                                  Exhibit Index



Exhibit                                                                   Page

   99.1  MERRILL Computational  Materials filed on Form SE dated October 2,  6
         2002.







                                       5
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                                  EXHIBIT 99.1

     MERRILL Computational Materials filed on Form SE dated October 2, 2002.